Exhibit 10.21


                                          As of December 15, 1997


Harris, Webb & Garrison, Inc.
5599 San Felipe, Suite 301
Houston, Texas  77056


Ladies and Gentlemen:

     Alfacell Corporation, a Delaware corporation (the "Company"), hereby confirms its agreement, as amended and restated, with Harris, Webb & Garrison, Inc. (the "Placement Agent") as follows:

     1. Description of Transaction. The Company proposes to issue and sell through the Placement Agent, in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), to a limited number of persons meeting criteria for "Accredited Investor" status (as more fully described in the confidential private offering memorandum dated the date hereof and exhibits thereto, as the same may be supplemented from time to time (the "Memorandum"), up to 2,500,000 units (the "Units"), each consisting of two (2) shares ("Shares") of the Company's Common Stock, $0.001 par value per share (the "Common Stock") at an offering price per share which will be determined prior to each closing of the offering (individually, a "Closing" and collectively, the "Closings") by negotiation between the Company and the Placement Agent and which will be based upon the market price of the Common Stock and one (1) three-year warrant (the "Warrant") to purchase one (1) share of Common Stock (the "Private Offering"). The Shares and the Warrants which comprise the Units will be detached and are separately transferable. Each Warrant shall be exercisable at a price of $2.50 per share of Common Stock during the period commencing three (3) months after issuance thereof and terminating three (3) years after issuance thereof. The Private Offering shall be conducted on a "reasonable efforts" basis by the Company with the assistance of the Placement Agent. The Company may increase the size of the Private Offering in its discretion.

     The full terms of the Private Offering and the securities to be sold in connection therewith, are more fully described in the Memorandum. Capitalized terms not defined herein shall have the meaning set forth in the Memorandum.

     2. Appointment of the Placement Agent. On the basis of the representations, warranties, covenants and agreements of the Placement Agent contained herein and subject to the conditions contained herein, the Company hereby appoints the Placement Agent as its exclusive agent to offer and sell to Accredited Investors the Units, on a "reasonable efforts" basis, until the earlier of (i) the date on which all of the Units offered in the Private Offering have been sold, or (ii) on or before the close of business on February 22, 1998, or (iii) such earlier date as shall be determined by the Company in its sole discretion (the "Offering Expiration Date"). The Placement Agent, on the basis of the representations, warranties,


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covenants and  agreements of the Company  contained  herein,  and subject to the conditions contained herein, accepts such appointment and agrees to use its reasonable efforts to sell the Units. It is understood that the Placement Agent has no commitment to sell the Units other than to use its reasonable efforts.

     3. Purchase, Sale and Delivery of the Units. On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the parties agree that:

          (a) Regulation D Placement. Neither the offer nor the sale of the Units has been or will be registered with the U.S. Securities and Exchange Commission ("SEC"). The Units will be offered and sold in reliance upon the exemption from registration provided by Regulation D ("Reg D") adopted under the Securities Act, and will only be sold to "Accredited Investors" as such term is defined under Reg D; the Units will be offered for sale only in states in which the Units have been qualified or registered for sale or are exempt from such qualification or registration and the conditions for such exemption have been met; and the Company will provide the Placement Agent for delivery to all offerees and purchasers and their representatives, if any, with any information, documents and instruments which the Placement Agent and the Company deem necessary to comply with the rules, regulations and judicial and administrative interpretations concerning compliance with applicable federal and state statutes and regulations.

          (b) Subscription for the Units. Subscription for the Units shall occur by execution and delivery by the subscriber of a subscription agreement (the "Subscription Agreement") in the form annexed to the Memorandum, together with the accredited investor status form (the "Accredited Investor Status Form" and together with the Subscription Agreement the "Subscription Documents") and such other documents and instruments as are set forth in the Memorandum and payment of the required subscription amount (the "Subscription Payment") all in accordance with the terms of the Subscription Agreement. The Placement Agent will notify Subscribers of the offering price per Unit prior to submission and acceptance of their Subscription Documents.

          (c) Distribution of Proceeds; Closing; Termination of Private Offering. The proceeds of the Private Offering will be held in a segregated non-interest-bearing escrow account maintained by the Placement Agent and the Company until such funds are released to the Company at each Closing of the Private Offering (each, a "Closing Date"). The Company shall deliver to the Placement Agent on each Closing Date, on behalf of the Subscribers, the certificates evidencing the Unit against payment therefor, after deducting the amounts set forth in Section 4 below.

          (d) Registration Rights. The Subscribers shall have registration rights, as described in the Subscription Agreement.

          (e) Closing. Each of the Closings will occur on such date and at such time and place as the Placement Agent and the Company agree, prior to the Offering Expiration Date. On each Closing Date, the parties shall deliver the closing documents described in Section 8 of this Agreement as well as such other documents as the Company and the Placement Agent and their respective legal counsel reasonably request.

     4. Compensation of Placement Agent. As compensation for its services rendered as Placement Agent under this Agreement, the Placement Agent shall receive at each Closing: (i) a placement fee equal to eight percent (8%) of the gross proceeds from the sale of the Units, provided that no placement fee will be paid to the Placement Agent for subscriptions received from purchasers introduced to the Placement Agent by T.C. Management, Inc. ("TCM") and for the investors listed on Exhibit A hereto, and (ii) Placement Agent warrants (the "Placement Agent Warrants") to purchase that number of Units equal to ten percent (10%) of the aggregate number of Units sold, excluding the total amount of securities sold to purchasers introduced to the Placement Agent by TCM. The Placement Agent Warrants will be exercisable for a period commencing three (3) months after and ending three (3) years after issuance of the Units upon which such Placement Agent Warrants are based, at an exercise price per Unit equal to 110% of the offering price per Unit of the Units upon which such Placement Agent Warrants are based. The securities underlying the Placement Agent Warrants will be registered contemporaneously with the registration of the Units. At the first Closing, the $35,000 paid to the Placement Agent upon the signing of that certain engagement letter, dated October 24, 1997, will be credited to the Company and debited against the compensation paid to the Placement Agent hereunder.

     5. Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent that:

          (a) Memorandum. The Company has prepared the Memorandum which contains information, accurate as of the date specified therein. The Memorandum, as of its date and at all times subsequent thereto up to and including each Closing Date, does not and will not include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (b) Reg D Qualification. The Company has used its best efforts to ensure that the offer and sale of the Units by the Company has satisfied, and on the Closing Date will have satisfied, in all material respects, all of the requirements of Reg D.

          (c) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own or lease and operate its properties and to conduct its business as described in the Memorandum and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such

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     qualification  is necessary  and where  failure to so qualify  could have a material adverse effect on the financial condition, results of operations, business or properties of the Company (a "Material Adverse Effect"). The Company has no subsidiaries or predecessors.

          (d) Corporate Authorization. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or other similar laws or arrangements affecting creditors' rights generally and subject to principles of equity and public policy considerations, including with respect to indemnification and contribution for liabilities under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"). The execution, delivery and performance of this Agreement by the Company, the consummation by the Company of the transactions herein contemplated, and the compliance by the Company with the terms of this Agreement have been duly authorized by all necessary corporate action and do not and will not, with or without the giving of notice or the lapse of time, or both: (i) result in any violation of the Certificate of Incorporation or Bylaws of the Company,
     (ii) result in a material breach of or material conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to any indenture, mortgage, note, contract, commitment or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets are or may be bound or affected, (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business or (iv) have any effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate its properties and to conduct its business.

          (e) Consents. No authorization, approval, consent, order, registration, license or permit of any court or governmental agency or body, other than under the Securities Act, the rules and regulations of the SEC promulgated pursuant thereto (the "Regulations"), and the rules and regulations of the state securities laws of the states in which offers or sales will be made, is required for the valid authorization, issuance, sale and delivery of the Securities in accordance herewith or the consummation by the Company of the transactions contemplated by this Agreement.

          (f) Capitalization. The Company had at the date or dates indicated in the Memorandum a duly authorized and outstanding capitalization as set forth in the Memorandum. Based on the assumptions stated in the Memorandum, the Company will have on each Closing Date the capitalization set forth therein. Except as set forth in the Memorandum, on each Closing Date, there will be no options to purchase, warrants, or other rights to subscribe for securities, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Company's capital stock or any such warrants, convertible securities or obligations; provided, however, nothing herein shall prohibit the Company from granting options to employees and consultants of the Company from the date hereof to the Closing Date provided such options are granted in the ordinary course of business and the Placement Agent is notified prior to the grant of such options. Except as set forth in the Memorandum, no holder of any of the Company's securities has any rights, "demand," "piggyback" or otherwise, to have such securities registered under the Securities Act.

          (g) Material Contracts. The descriptions in the Memorandum of contracts and other agreements of the Company do not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they are made, not misleading and present fairly the information required to be disclosed, and there are no material contracts or other agreements which have not been so described.

          (h) Financial Statements. KPMG Peat Marwick LLP (the "Accountants"), the accountants who have audited the financial statements attached as an exhibit to the Memorandum, except as disclosed in the Memorandum, are independent public accountants within the meaning of the Securities Act and the Regulations. The financial statements and schedules and the notes thereto incorporated by reference in the Memorandum and made a part thereof are complete and correctly and fairly present the financial position of the Company as of the dates thereof, and the results of operations and cash flows of the Company for the periods indicated therein, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise stated in the Memorandum.

          (i) Taxes. The Company has filed with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns, including franchise tax returns, which are required to be filed or has duly obtained extensions of time for the filing thereof and has paid all taxes shown on such returns and all assessments received by it to the extent that the same have become due; and the provisions for income taxes payable, if any, shown on the financial statements included as part of the Memorandum are sufficient for all accrued and unpaid foreign and domestic taxes, whether or not disputed, and for all periods to and including the dates of such financial statements. Except as disclosed in writing to the Placement Agent, the Company has not executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income taxes and is not a party to any pending action or proceeding by any foreign or domestic governmental agency for assessment or collection of taxes; and no claims for assessment or collection of taxes have been asserted against the Company.

          (j) Authorization of Outstanding Shares. The outstanding shares of Common Stock and outstanding options to purchase shares of Common Stock have been duly authorized and validly issued. The outstanding shares of Common Stock are fully paid and non-assessable. The outstanding options to purchase shares of Common Stock, all as disclosed in the Memorandum, constitute the valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar statutes, rules, regulations or other law affecting the unavailability of, or limitation on the availability of, a particular right or remedy (whether in a proceeding in equity or at law) because of an equitable principle or a requirement as to commercial reasonableness, conscionability or good faith. None of the outstanding shares of Common Stock or options to purchase shares of Common Stock has been issued in violation of the preemptive rights of any stockholder of the Company. None of the holders of the outstanding shares of Common Stock is subject to personal liability solely by reason of being such a holder. The authorized shares of Common Stock and outstanding options to purchase shares of Common Stock conform to the descriptions thereof contained in the Memorandum. Except as set forth in the Memorandum, on each Closing Date, there will be no outstanding options, warrants, debentures or notes for the purchase of, or other outstanding rights to purchase, Common Stock or securities convertible into Common Stock; provided, however, nothing herein shall prohibit the Company from granting options to employees and consultants of the Company from the date hereof to each Closing Date provided such options are granted in the ordinary course of business and the Placement Agent is notified prior to the grant of such options.

          (k) Authorization. The issuance and sale of the Units have been duly authorized and, upon closing of the Private Offering and delivery to the Company of the net proceeds therefrom, the Shares included in the Units will be validly issued, fully paid and non-assessable, and holders thereof will not be subject to personal liability solely by reason of being such holders. Upon proper exercise of the Warrants and the Placement Agent's Warrants, the shares of Common Stock issued thereby will be validly issued, fully paid and non-assessable. Except as described in the Memorandum, the Common Stock issuable upon exercise of the Warrants and the Placement Agent's Warrants is not and will not be subject to preemptive rights of any stockholder of the Company. The Shares, the Warrants and the Placement Agent's Warrants conform to the descriptions thereof contained in the Memorandum.

          (l)  Noncontravention.  The  Company  is not in  violation  of,  or in
     default   under:   (i)  any  term  or  provision  of  its   Certificate  of
     Incorporation or Bylaws; (ii) any material term or provision or any financial covenants of any indenture, mortgage, contract, commitment or other agreement or instrument to which it is a party or by which it or its property or business is or may be bound or affected, or (iii) any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any its properties or business except for violations or defaults which, individually or in the aggregate, do not have a Material Adverse Effect. Except as disclosed in the Memorandum, the Company owns, possesses or has obtained all governmental and other (including those obtainable from third parties) licenses, permits, certifications, patents, registrations, approvals or consents and other authorizations necessary to own or lease, as the case may be, and to operate its properties, whether tangible or intangible, of which the failure to obtain could reasonably be expected to have a Material Adverse Effect, and to conduct any of the business or operations of the Company as presently conducted and all such licenses, permits, certifications, patents, registrations, approvals, consents and other authorizations are outstanding and in good standing, and there are no proceedings pending or, to the best knowledge of the Company, threatened, seeking to cancel, terminate or limit such licenses, permits, certifications, patents, registrations, approvals or consents or other authorizations.

          (m) Litigation. Except as set forth in the Memorandum, there are no pending actions, suits, proceedings, or arbitrations, and the Company is not aware of any claims, investigations or inquiries, before any governmental agency, court or tribunal, domestic or foreign, or before any private arbitration tribunal against the Company or involving its properties or business that, if determined adversely to the Company, could reasonably, individually or in the aggregate, be expected to result in a Material Adverse Effect or that question the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to, or in connection with, this Agreement. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal naming the Company and enjoining the Company from taking, or requiring the Company to take, any action, or to which the Company, its properties or businesses are bound or subject.

          (n) Finder's Fees. Except for possible finder's fees payable to TCM with respect to investors introduced to the Placement Agent by TCM, the Company has not incurred any liability for any finder's fees or payments in connection with the transaction herein contemplated, except as specifically provided in this Agreement. The Company agrees to indemnify the Placement Agent with respect to any claim for a finder's fee based upon any agreement by or on behalf of the Company in connection with the Private Offering.

          (o) Intangibles. As of the date of this Agreement, the Company owns and has adequate and enforceable rights to use, or has pending applications for the requisite rights to use each of the patents described in the Memorandum as being owned by the Company (the "Patents") and, except as disclosed in the Memorandum, the Company owns and has adequate and enforceable rights to use, or has pending applications for the requisite licenses or other rights to use all trademarks, service marks, service names, trade names, inventions, product processes and formulations (collectively with the Patents, "Intangibles") utilized in the conduct of its business as now conducted or proposed to be conducted without, to the Company's knowledge, infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing. The Company, except as disclosed in the Memorandum, is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise. The Company has not received any notice of conflict with the asserted rights of others with respect to the Intangibles which, singly or in the aggregate, could reasonable be expected to have a Material Adverse Effect and, except as disclosed in the Memorandum, the Company is not aware of any licenses with respect to the Intangibles which are required to be obtained by the Company, and the Company knows of no basis therefor; and, except as disclosed in the Memorandum, to the Company's knowledge, no other persons or entities have infringed upon or are infringing upon the Intangibles of the Company.

          (p) No Adverse Change. Since the respective dates as of which information is given in the Memorandum and the Company's latest financial statements, except as disclosed in the Memorandum, the Company has not incurred any material liability or obligation, direct or contingent, or entered into any material transaction, whether or not in the ordinary course of business, and has not sustained any material loss or interference with its business from fire, storm, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; prior to each Closing Date there will not be, any changes in the capital stock or any material increases in the long-term debt of the Company or any materially adverse change in or affecting the general affairs, management, financial condition, stockholders' equity, results of operations or prospects of the Company, other than in the ordinary course of business or as set forth in the Memorandum.

          (q) Title to Properties. The Company has good and marketable title in fee simple to all real property and good title to all personal property (tangible and intangible) owned by it, free and clear of all security interests, charges, mortgages, liens, encumbrances and defects, except as are described in the Memorandum. The leases, licenses or other contracts or instruments under which the Company leases, holds or is entitled to use any property, real or personal, are valid, subsisting and enforceable, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws or arrangements affecting creditors' rights generally and subject to principles of equity and public policy considerations. All rentals, royalties or other payments accruing thereunder that became due prior to the date of this Agreement have been duly paid (unless disputed in good faith), and neither the Company nor any other party is in default thereunder, and no event has occurred that, with the passage of time or the giving of notice, or both, would constitute a default thereunder. The Company is not in violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties except for violations which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and has not received any notice of an alleged violation. The Company has adequately insured its properties against loss or damage by fire or other casualty and maintains, in adequate amounts, such other insurance as is usually maintained by companies engaged in the same or similar businesses located in its geographical area.

          (r) Enforceability of Contracts. Except as described in the Memorandum, the Company has in all material respects performed all material obligations required to be performed by it to date under all material contracts to which it is party, is not in default in any material respect under any such contract and has received no notice of any dispute, default or alleged default thereunder which has not heretofore been cured or which notice has not heretofore been withdrawn. The Company does not know of any material default under any such contract by any other party thereto or by any other person, firm or corporation bound thereunder. Management of the Company is not aware and the Company has not received notice that any of the material provisions of such contracts or instruments violates any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over the Company or any of its assets or businesses except for violations which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (s) Employee Benefit Plans. Except as set forth in the Memorandum, the Company has no employee benefit plans (including, without limitation, profit sharing and welfare benefit plans) or deferred compensation arrangements that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

          (t) Labor Relations. No labor problem exists with any of the Company's employees or is imminent that could reasonably be expected to have a Material Adverse Effect.

          (u) Foreign Corrupt Practices Act. The Company has not, directly or indirectly, at any time (i) made any contributions to any candidate for political office in violation of law or failed to disclose fully any such contribution, or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

          (v) Criminal History or Bankruptcy. The Company represents that no director or executive officer of the Company has been convicted within the last 5 years of any felony, experienced a personal bankruptcy, or been an officer or director of any company that during their tenure with such company experienced any bankruptcy, or had any trustee, receiver, or conservator appointed with respect to its business or assets.

          (w) Exchange Act Compliance. On the date of the Memorandum and on each Closing Date, the Company shall be in compliance in all material respects with the Exchange Act and the rules and regulations of the SEC thereunder. All reports included as Exhibits to the Memorandum and filed with the SEC, when they were filed (or, if any amendment with respect to any such report was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder; no such report, when it was filed (or, if an amendment with respect to any such report was filed, when such amendment was filed), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and there are no facts or circumstances existing that would require the filing of an amendment to any such previously filed report or amendment.

     6. Covenants of the Company.

          (a) Memorandum. The Company will furnish the Placement Agent, during the Private Offering, with as many copies of the Memorandum (and any amendments or supplements thereto) as the Placement Agent may reasonably request. If, during the Private

     Offering, any event occurs as a result of which the Memorandum, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in light of the circumstances in which they were made not misleading, or if it otherwise shall be necessary to amend or supplement the Memorandum to comply with applicable law, the Company will forthwith notify the Placement Agent thereof, and furnish to the Placement Agent in such quantities as may be reasonably requested, an amendment or supplement to the Memorandum, or an amended or supplemented Memorandum which corrects such statements or omissions or causes the Memorandum to comply with applicable law.

          (b) State Securities Registration. The Company will take all necessary action and file all necessary forms and documents in order to qualify or register the Units for sale under the securities laws of the states in which offers or sales will be made, such states to be mutually agreed upon between the Company and the Placement Agent (the "Agreed-Upon States"), or to take any necessary action and file any necessary forms which are required to obtain an exemption from such qualification or registration in such jurisdictions; it being understood that the Company's obligation herein is subject to the Placement Agent not soliciting investors in states other than the Agreed-Upon States and advising the Company and its counsel promptly of the states in which Subscribers who submit Subscription Documents to the Placement Agent reside. The Company will promptly advise the Placement Agent:

               (i) if any securities regulator of any state shall make a request or suggestion of or to the Company of any amendment to the Memorandum or any registration materials or for any additional information, including the nature and substance thereof; and

               (ii) of the issuance of a stop order suspending the qualification of the Securities for sale in any state, including the initiation or threatening of any proceeding for such purpose, and the Company will use its reasonable best efforts to prevent the issuance of such a stop order, or if such an order shall be issued, to obtain the withdrawal thereof at the earliest reasonably practicable date.

          The Company will provide the Placement Agent with copies of any additional information, documents and instruments which the Placement Agent's counsel shall determine to be necessary to comply with the rules, regulations and judicial and administrative interpretations in those states and jurisdictions where the Units are to be offered for sale or sold for delivery to all offerees and purchasers. The Company will file all post-offering forms, documents or materials and take all other actions required by states in which the Units have been offered or sold. The
     Placement Agent will not make offers or sales of the Units in any jurisdiction in which the Units have not been qualified or registered, or are not exempt from such qualification or registration.

          (c) Use of Proceeds. The Company intends to apply net proceeds from this Private Offering in the manner set forth in the Memorandum.

          (d) Reg D Compliance. The Company will use its reasonable best efforts to determine whether a Subscriber is an "Accredited Investor", and the Company will comply in all respects with the terms and conditions of Reg D and applicable state securities laws with respect to the offering and the sale of the Units to qualified investors.

          (e) Listing on Nasdaq. The Company's Common Stock is currently traded on the Nasdaq SmallCap Market under the symbol "ACEL." Prior to the first Closing, the Company shall file an additional listing application for the Shares with the Nasdaq Stock Market, Inc.

          (f) Repayment of Indebtedness. Prior to the Closing Date, the Company shall not repay (or agree to repay) any indebtedness to any of its stockholders (or incur any indebtedness to any of its stockholders) other than salaries or other compensation paid in the ordinary course of business or repayments of indebtedness consistent with past practices, unless the terms thereof are approved in advance by the Placement Agent.

          (g) Reservation of Shares. The Company will reserve for issuance sufficient shares of Common Stock for issuance in connection with the Units and the exercise of the Warrants and the Placement Agent Warrants.

          (h) Engagement of the Placement Agent as Warrant Solicitation Agent. The Company hereby appoints the Placement Agent as warrant solicitation agent for a period of three years after the Effective Date, and the Placement Agent shall be entitled to receive a 4% solicitation conversion fee upon exercise of the Warrants (excluding the Placement Agent Warrants or the Warrants issuable on exercise thereof), pursuant to the NASD Notice to Members 81-38.

     7. Representations, Warranties and Covenants of the Placement Agent. The Placement Agent represents, warrants and covenants to the Company that:

          (a) Duly Registered. The Placement Agent is duly registered, pursuant to the applicable provisions of the Exchange Act, as a dealer, and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"), and is duly registered as a broker-dealer in such states as the Placement Agent is required to be registered in order to complete the Private Offering contemplated by this Agreement and the Memorandum.

          (b) No General Solicitation or Advertising. The Placement Agent has not and will not offer or sell the Units by means of general solicitation or general advertising.

          (c) Furnish Memoranda. A reasonable time prior to the Closing Date, the Placement Agent will furnish to each offeree of the Units a copy of the Memorandum, including each supplement, attachment or amendment thereto, and the Subscription Documents. Notwithstanding the foregoing, the delivery of the Memorandum shall not constitute an offer to sell the Units to any person. Such sale may be made only upon acceptance by the Company of a Subscriber's subscription, after a determination that the Subscriber satisfies all of the applicable requirements.

          (d) Reg D Compliance. The Placement Agent will use its reasonable efforts to determine whether a Subscriber is an Accredited Investor. The Placement Agent is not disqualified from participation in the Private Offering by reason of Rules 262(b) and (c) of Regulation A and Reg D or any other applicable law, order or regulation. The Placement Agent will not conduct the Private Offering contrary to any of the provisions of Reg D or corresponding state statutes or regulations.

          (e) Blue Sky Compliance. The Placement Agent will solicit purchasers of the Units only in those jurisdictions where such solicitation could and can be made in and in which it is so qualified to act and will conduct the Private Offering in such jurisdictions in full compliance with all applicable state statutes and regulations.

          (f) Authorization. This Agreement has been duly authorized, executed and delivered by the Placement Agent, constitutes the valid and binding obligation of the Placement Agent and is enforceable against the Placement Agent in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies and except that enforceability of the indemnification provisions and the contribution provisions set forth herein may be limited by federal or state securities laws or public policy underlying such laws.

          (g) Litigation. There are no pending actions, suits, proceedings, or arbitrations, and the Placement Agent is not aware of any claims, investigations or inquiries, before any governmental agency, court or tribunal, domestic or foreign, or before any private arbitration tribunal, against or involving the Placement Agent or its business that question the validity of this Agreement or of any action taken or to be taken by the Placement Agent pursuant to or in connection with this Agreement.

          (h) Finder's Fees. The Placement Agent has not incurred any liability for any finder's fees or payments in connection with the transaction herein contemplated, except as specifically provided in this Agreement. The Placement Agent agrees to indemnify the Company with respect to any claim for a finder's fee, based upon any agreement by or on behalf of the Placement Agent, in connection with the Private Offering.

          (i) Subscription Documents. Promptly, after its receipt of same, the Placement Agent will furnish to the Company copies of all Subscription Documents completed by the Subscribers as well as copies of any and all correspondence between the Placement Agent and the Subscribers.

     8. Conditions to Obligations.

          (a) Conditions to Placement Agent's Obligations. The obligations of the Placement Agent hereunder will be subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and as of each Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (i) Due Qualification or Exemption. (A) The Private Offering contemplated by this Agreement will become qualified or be exempt from qualification under the securities laws of the several states pursuant to Section 6(b) above not later than each Closing Date, and (B) at each Closing Date, no stop order suspending the sale of the Units shall have been issued, and no proceeding for that purpose shall have been initiated or threatened;

               (ii) No Material Misstatements; Satisfactory Memorandum. (A) The Placement Agent will not have notified the Company that any Blue Sky Application (as hereinafter defined) or the Memorandum, or any amendment, attachment or supplement thereto, contains an untrue statement of a fact which in its opinion is material, or omits to state a fact, which in its opinion is material and is required to be stated therein, or is necessary to make the statements therein not misleading, and (B) the Memorandum shall be reasonably satisfactory in form and in substance to the Placement Agent and its legal and accounting advisors;

               (iii) Compliance with Agreements. The Company will have complied with all agreements and satisfied all conditions on its part to be performed or satisfied in all material respects hereunder at or prior to each Closing Date;

               (iv) Corporate Action. The Company will have taken all necessary corporate action, including, without limitation, obtaining the approval of the Company's board of directors for the execution and delivery of this Agreement, the issuance of the Shares, the Warrants and the Placement Agent's Warrants and the performance by the Company of its obligations hereunder and thereunder, if applicable, and the consummation of the Private Offering;

               (v) Opinion of Counsel. On the Closing Date, the Placement Agent will have received from the Company's counsel, Dorsey & Whitney, LLP ("Company Counsel") and the Company's intellectual property counsel, Mark H. Jay, P.A. (the "Intellectual Property Counsel"), a signed opinion reasonably satisfactory to Placement Agent's counsel, in form and substance reasonably satisfactory to the Placement Agent and its counsel.

               (vi) Representations and Warranties. The representations and warranties of the Company, set forth in Section 5 hereof, will be, as of the Closing Date, accurate in all material respects.

               (vii) Certificate of Chief Executive Officer. On the Closing Date, the Company will have delivered a certificate of its Chief Executive Officer confirming the satisfaction of the conditions set forth in this Section 8(a).

               (viii) Delivery of Share Certificates. On the Closing Date, the Company will have delivered to the Placement Agent certificates evidencing the Shares against payment of good funds for such Shares.

               (ix) Delivery of Warrant Certificates. On the Closing Date, the Company will have delivered to Placement Agent certificates evidencing the Warrants and the Placement Agent Warrants against payment of good funds for the Warrants and the Placement Agent Warrants.

          (b) Conditions to the Company's Obligations. The obligations of the Company hereunder will be subject to the accuracy of the representations and warranties and compliance with the covenants of the Placement Agent contained herein as of the date hereof and as of each Closing Date, to the performance by the Placement Agent of its obligations hereunder and to the following additional conditions:

               (i) Absence of Events. At each Closing Date no stop order or other judicial or administrative action suspending the sale of the Units will have been issued, and no proceeding for that purpose will have been initiated or threatened.

               (ii) No Material Misstatements. The Company will not have notified the Placement Agent that the Blue Sky Application (as hereinafter defined) or the Memorandum, or any amendment, attachment or supplement thereto, contains an untrue statement of a fact, which in its opinion is material, or omits to state a fact, which in its opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading, in each case only with respect to information contained therein concerning the Placement Agent or subscribers for the Units.

               (iii) Compliance with Agreements. The Placement Agent will have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder in all material respects at or prior to the Closing Date.

               (iv) Corporate Action. The Placement Agent will have taken all necessary corporate action, including, without limitation, obtaining the approval of the Placement Agent's board of directors for the execution and delivery of this

          Agreement  and  the   performance  by  the  Placement   Agent  of  its
          obligations hereunder and the consummation of the Private Offering.

               (v) Registration. The Placement Agent will continue to be duly registered as a member in good standing of the NASD and as a broker-dealer in states required for the Private Offering.

               (vi) Representations and Warranties. The representations and warranties of the Placement Agent will be, as of each Closing Date, accurate in all material respects.

               (vii) Certificate. On the Closing Date, the Placement Agent will have delivered a certificate of its President or Vice President confirming the satisfaction of the conditions set forth in this
          Section 8(b).

     9. Expenses of Sale. In addition to the fees payable to the Placement Agent pursuant to Section 4 herein, the Company will pay all of its expenses incident to the proposed sale and delivery of the Units, whether or not the Private Offering is consummated, including, without limitation, (a) the fees, disbursements and expenses of its counsel and accountants, (b) all fees and expenses of registering or qualifying the Units for offer and sale in the applicable states, or obtaining exemptions therefrom, and (c) all other expenses relating to the offering of the Units. The Placement Agent shall be responsible for the fees, disbursements and expenses of its counsel. The Memorandum and the exhibits thereto shall be reviewed by Company Counsel, whose costs and expenses shall be paid for by the Company at the time such services are rendered.

     If the Private Offering is not completed because (i) of any reason solely within the control of the Company, its management, or its stockholders including, without limitation, the inability or unwillingness of the Company to keep its SEC filings current under the Exchange Act, (ii) the Company unilaterally terminates the Private Offering or withdraws the Private Offering from the Placement Agent for any reason, other than unreasonable delays by the Placement Agent, or (iii) of any material discrepancy in any representation made by the Company to the Placement Agent or the failure of the Company to meet any of its material obligations under this Agreement, then the Company will be obligated to reimburse the Placement Agent as to its out-of-pocket expenses of up to $25,000 for its reasonable costs, expenses and legal fees incurred in connection with the Private Offering, of which amount may be increased at the request of the Placement Agent and with the approval of the Company.

     10. Indemnification and Contribution.

          (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent or such controlling person may become subject, under the Securities Act or otherwise, to the extent and only to the extent such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Memorandum, or (B) in any Blue Sky Application (as hereinafter defined) or other document executed by the Company specifically for that purpose or based upon false or misleading written information furnished by the Company and filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"),
     (ii) the omission or alleged omission to state in the Memorandum or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse the Placement Agent and each such controlling person for any legal or other expenses reasonably incurred by the Placement Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or counsel for the Placement Agent specifically for use in the preparation of the Memorandum or any such Blue Sky Application.

          (b) Indemnification by the Placement Agent. The Placement Agent agrees to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such controlling person may become subject, under the Securities Act or otherwise to the extent such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Memorandum, or (B) in any Blue Sky Application, (ii) the omission or alleged omission to state in the Memorandum or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse the Company and each director, officer and controlling person for any legal or other expenses reasonably incurred by the Company or such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Placement Agent will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the

     Placement Agent or counsel for the Placement Agent specifically for use in the preparation of the Memorandum or any such Blue Sky Application.

          (c) Procedure. Within five (5) business days (unless shorter period is required) of receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will relieve it from any liability under this Section 10 as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

          (d) Contribution. If the indemnification provided for in this Section 10 is unavailable to any indemnified party with respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Placement Agent on the other hand, from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand, and of the Placement Agent on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Placement Agent on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Private Offering (net of sales commissions and non-accountable expense allowance, but before deducting expenses) received by the Company relative to the commissions and non-accountable expense allowance received by the Placement Agent. The relative fault of the Company on the one hand, and the Placement Agent on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Placement Agent, and its relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount payable by a party as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include, subject to the limitations set forth in Section 10(e) below, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          (e) Equitable Considerations. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person committing fraudulent misrepresentation (within the meaning of
     Section 11(f) of the Securities Act) shall be entitled to contribution or indemnification from any person not committing such fraudulent misrepresentation.

     11. Representations and Agreements to Survive Delivery. All representations, warranties and agreements of the Company and of the Placement Agent herein will survive the delivery and execution hereof and the closing hereunder, and shall remain operative and in full force and effect for a period of two years from the Closing Date regardless of any investigation made by or on behalf of the Placement Agent or any person who controls the Placement Agent within the meaning of the Securities Act, or by the Company or any person who controls the Company within the meaning of the Securities Act, and will survive delivery of the securities constituting the Shares hereunder and any termination of this Agreement. Notwithstanding anything contained herein to the contrary, the Placement Agent will promptly notify the Company if it becomes aware of any facts that could be deemed to be a breach of any representation or warranty of the Company.

     12. Termination.

          (a) In addition to the Company's right to terminate the Private Offering pursuant to Section 2 hereof, either the Placement Agent or the Company will have the right to terminate this Agreement by giving written notice as herein specified, at any time, at or prior to each Closing Date:

               (i) If the other shall have failed, refused, or been unable, at or prior to the Offering Expiration Date, to perform any of its respective obligations hereunder; or

               (ii) If there has occurred an event materially or adversely affecting the value of the Shares.

          (b) If the Placement Agent or the Company elects to terminate this Agreement pursuant to Subsections (i) or (ii) hereof, notice will be provided to the non-terminating party promptly by telephone, telecopier or telegram, and such notification will be confirmed by written notice as provided for in Section 13 below.

     13. Notices. Any notice hereunder shall be in writing and shall be effective when delivered, or mailed by certified or registered mail, postage prepaid, return receipt requested, to the appropriate party or parties, at the following addresses: if to the Placement Agent, to Harris, Webb & Garrison, Inc., 5599 San Felipe, Suite 301, Houston, Texas 77056, Attention: Jerald S. Cobbs; with a copy to Broad and Cassel, Miami Center, 201 South Biscayne Boulevard, Suite 3000, Miami, Florida 33131, Attention: Dale S. Bergman, Esq.; if to the Company, Alfacell Corporation, 225 Belleville Avenue, Bloomfield, New Jersey 07003, Attention:
Gail E. Fraser, Vice President, Finance, and Chief Financial Officer; with a copy to Dorsey & Whitney LLP, 250 Park Avenue, New York, New York 10177,
Attention: Kevin T. Collins, Esq., or, in each case, to such other address as the parties may hereinafter designate by like notice.

     14. Parties. This Agreement will inure to the benefit of and be binding upon the Placement Agent, the Company and their respective successors and assigns. This Agreement is intended to be, and is for the sole and exclusive benefit of the parties hereto and the persons described in Sections 10(a) and 10(b) hereof, and their respective successors and assigns, and for the benefit of no other person, and no other person will have any legal or equitable right, remedy or claim under, or in respect of this Agreement and the parties hereto may not assign their rights or obligations hereunder. No purchaser of any of the Shares will be construed as successor or assign merely by reason of such purchase.

     15. Amendment and/or Modification. Neither this Agreement, nor any term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by each of the parties hereto.

     16. Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

     17. Validity. In case any term of this Agreement will be held invalid, illegal or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement will not in any way be affected thereby.

     18. Non-Waiver. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

     19. Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the entire subject matter hereof, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied herein, except, however, with respect to the section entitled "Confidential Information" contained in that certain engagement letter between the Company and the Placement Agent dated October 24, 1997, shall survive the execution of this Agreement and shall remain in full force and effect. Any and all prior discussions, negotiations, commitments and understanding relating thereto are superseded hereby, including, without limitation, that certain engagement letter dated October 24, 1997, between the Company and the Placement Agent. There are no conditions precedent to the effectiveness of this Agreement other than as stated herein, and there are no related collateral agreements existing between the parties that are not referred to herein.

     20. Counterparts. This Agreement may be executed in counterparts and each of such counterparts will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument.

     21. Law. This  Agreement  will be deemed to have been made and delivered in
Houston, Texas, and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Texas, without application of the principles of conflicts of law.

     If the foregoing correctly sets forth our understanding, please so indicate in the space provided below for that purpose, whereupon this letter will constitute a binding agreement between us.

                                               ALFACELL CORPORATION, a Delaware
                                               corporation



                                               By: /s/  KUSLIMA SHOGEN
                                                  ---------------------------
                                               Name:  Kuslima Shogen
                                               Title: Chairman/
                                                      Chief Executive Officer


     CONFIRMED and ACCEPTED as of this 15th day of December, 1997 by the undersigned authorized representative.

                                               HARRIS, WEBB & GARRISON, INC., a
                                               Texas corporation



                                               By: /s/  JERALD S. COBBS
                                                  ---------------------------
                                               Name:  Jerald S. Cobbs
                                               Title: Managing Director

                                    EXHIBIT A

                                 (No Commission)


Paul L. Trump Trust
U/A/Ltd 10/10/80, Revised and
Amended 1/9/96
801 Maplewood Court
Kingswood, MI  49802


Martin Stadler
18 Dey Hill Trail
Totowa, NJ  07512


James McCash
N3820 S. Grand Oak Drive
Iron Mountain, MI 49801


                                       A-1